EXHIBIT 4.1

                          NATIONAL BOSTON MEDICAL, INC.
                                 (the "Company")

                                                             $2,500,000.00
 $1.25 each Common Stock

This Confidential Private Placement Term Sheet ("Term Sheet") relates to the private placement of up to 1,000,0001 shares at $1.25 per share Common Stock

The Common Shares offered hereby are being offered by the Company only to persons who meet the definition of "Accredited Investor" set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act). The company reserves the right to sell as many Common Shares as required to fund the growth of the Company. For more information concerning the offering procedures see "TERMS OF THE OFFERING."

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER APPLICABLE STATE SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS TERM SHEET OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. SEE "RISK FACTORS."

  ------------------------
                 Price to Investor   Selling Commission   Proceeds to Company(1)
Per Common Share    $  1.25              $    .19            $   1.06
Total Maximum(1)    $ 2,500,000          $  30,000(2)        $ 2,125,000
   ----------------------
(1) The Company reserves the right to sell in excess of the maximum. (2) Assumes a selling commission on each sale of the Common Shares offered hereby.
--------



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                          NATIONAL BOSTON MEDICAL, INC.
                            SUBSCRIPTION INSTRUCTIONS
                                       TO
                             SUBSCRIPTION AGREEMENT
                                       FOR
              PRIVATE PLACEMENT TERM SHEET, DATED DECEMBER 12, 1997

1.   Subscription Agreement

     READ THE SUBSCRIPTION AGREEMENT IN ITS ENTIRETY. It contains certain statements and certain representations required to be made by each subscriber. Complete, date, and sign the signature page (page 8 of the Subscription Agreement) and return the executed Subscription Agreement, together with payment in full for the number of Common Shares subscribed for, to the Company at the address set forth in item 3 below.

2.   Certificate for Corporate, Partnership, Trust and Joint Purchasers

     If the purchaser is a corporation, partnership, trust or two or more individuals purchasing jointly, not the specific instructions that appear in the Certificate of corporate, Partnership, trust and Joint Purchasers. Please date and sign the Certificate.

3.   Payment

     You will be required to submit the executed Signature Page and tender the correct purchase price in cash, check (made payable to "National Boston Medical, Inc."), wire transfer or similar payment (or surrender of Notes) in order to complete your subscription. The minimum investment is one Common Share at $25,000 per Common Shares. See Paragraph 5 to the Subscription Agreement.

     Deliver or mail items 1, 2 and 3 to: National Boston Medical, Inc., 43 Taunton Green, Suite 3, Taunton, MA, 02780, Attention Daniel J. Hoyng, President. (funds can be wire transferred) See attached document.

               ALL INFORMATION SHOULD BE TYPED OR PRINTED IN INK.
                       ANY CORRECTIONS MUST BE INITIALED.



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                          NATIONAL BOSTON MEDICAL, INC.
                             SUBSCRIPTION AGREEMENT

To:        National Boston Medical, Inc.
           43 Taunton Green, Suite 3
           Taunton, MA 02780
           Attention: Daniel J.  Hoyng, President

     1. Agreed Subscription; Purchase Price. The undersigned hereby subscribes for Common Shares issued by National Boston Medical, Inc., a Delaware corporation (the "Company") at price of $1.25 per Share. The undersigned agrees to promptly tender to the Company payment of the full subscription price in cash.

     The undersigned agrees that this subscription is and shall be irrevocable, but that it may be rejected, in whole or in part, by the Company, and that the obligations of the undersigned hereunder will terminate if this subscription is not accepted by the Company. The undersigned understands that the Company will notify him if this subscription has been rejected for any reason. If this subscription is rejected, the payment tendered by him will be returned to him forthwith, without interest on deduction. If this subscription is accepted by the Company, the amount of the payment tendered by him will be applied in accordance with the description set forth in the Term Sheet and Section 5 hereof.

     2. Acknowledgments of Subscriber; Economic Risk; No Liquidity. The undersigned understands and agrees that an investment in the Common Shares is not a liquid investment. In particular and in addition to the representations in
Section 3 hereof, the undersigned recognizes, acknowledges and agrees that:

           2.1 The undersigned must bear the economic risk of investment in the Common Shares (and the component securities) for an indefinite period of time, since the Common Shares (and the component securities) have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws ("State Acts"), and, therefore, cannot be transferred or sold unless either they are subsequently registered under the Act and applicable State Act, or an exemption from registration is available and a favorable opinion of counsel to that effect is obtained.

           2.2 The undersigned will have only those limited rights to register under the Act and applicable State Acts the Common Stock.

     3. Subscriber's Representations. The undersigned represents to and agrees with the Company that:

           3.1 The undersigned and his purchaser representative(s), if any, have carefully reviewed and understand the risks of and other considerations relating to a purchase of the Common Shares.

           3.2 The undersigned and his purchaser representative(s), if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Term Sheet and


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have had all of their  inquiries to the Company  answered in full, and have been furnished all requested material relating to the Company, the offering and sale of the Common Shares and any other matter described in the Term Sheet.

           3.3 Neither the undersigned nor his purchaser representative(s), if any, have been furnished any offering literature by the Company or any of their affiliates, associates or agents, other than the Term Sheet and the exhibits and attachments thereto.

           3.4 The undersigned is acquiring the Common Shares for which he hereby subscribes as principal for his own investment account, and not (1) with a view to the resale or distribution of all or any part thereof, (2) on behalf of another person who has not made the foregoing representation, or (3) in order for any person to acquire less than the minimum subscription required hereunder, unless a lesser subscription specifically has been accepted by the Company.

           3.5 The undersigned is an accredited investor, as defined in Rule 501(a) of Regulation D promulagated pursuant of the Act, by virtue of the fact that (INITAL APPLICABLE CHOICES):

           ___(i) The undersigned had individual income (exclusive of any income attributable to spouse) of more than $200,00 in each of the most recent two years or joint income with the undersigned's spouse in excess of $300,00 in each of such years and reasonably expects to have income of at least the same level for the current year.

           ___(ii) The undersigned has an individual net worth, or a combined net worth with the undersigned's spouse, in excess of $1,000,000. For purposes of this Subscrition Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

          ___(iii) The undersigned is a director or executive officer of the Company.

          Accredited partnership, corporation, trust or other investors must initial at least one of the following statements.

           ___(iv) the undersigned is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in secant 33(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small business Adminstration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instumentally of a state or its political subdivision, for the benefit of its employees if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning o the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess


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of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that ae accredited investors.

           ___(v) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

           ___(vi) The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, formed of the specific purpose for acquiring the securities offered, with total assets in excess of $5,000,000.

           ___(vii) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquireing the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

           ___(viii) All of the equity owners of the undersigned qualify as accredited investors under one of the statements set forth above.

           3.6 The undersigned has evaluated the risks of investing in the Company and has substantial experience in making investment decisions of this type or is relying on his investment decision.

           3.7 The undersigned understands the fundamental aspects of and risks involoved in an investment in the Company's Common Shares, including (1)the speculative nature of the investment, (2) the financial hazards involved, including the risk of losing the entire investment, (3) the lack of liquidity and the restrictions on transferability of the Common Shares, (4) the inherent risks relating to the business of the Company, and (5) the fact that the Company has a limited operating history, limited capital resources, may require additional financing and has accumulated deficits.

           3.8 The address set forth on the Subscription Agreement Signature Page hereof is the undersigned's true and correct principal address, and the undersigned has no present intention of becoming a resident of any other stateor jurisdiction.

           3.9 The undersigned, if a corporation, partnership, trust or other form of business entity, (1) is authorized and otherwise duly qualified to purchase and hold the Common Shares, (2) has its pricipal place of business at its residence address set forth on the Subscription Agreement Signature Page hereof, (3) has not been formed for the specific purpose of acquiring the Common Shares, and (4) has submitted and executed all documents required pursuant to the Certificate for Corporate, Partnership, Trust, and Joint Purchasers and Special Subscription Instructions. The person executing this Subscription Agreement and all other documents related to the offering hereby represents that he is duly authorized to execute and deliver all such documents on behalf of the entity. IF THE UNDERSIGNED IS ONE OF THE AFOREMENTIONED ENTITIES, IT HEREBY AGREES TO SUPPLY ANY ADDITIONAL WRITTEN INFORMATIN THAT MAY BE REQUIRED BY THE COMPANY

           3.10 All of the information that the undersigned has heretofore furnished to the Company, or that is set forth herein with respect to himself, his financial position, and his business and investment experience, is correct and complete as of the date hereof, and, if there should be any material change in such information prior to the closing of the sale of the common Shares, the undersigned will immediately furnish the revised or corrected information to the Company.

           3.11 The undersigned agrees to be bound by all of the terms and conditions of the offering made by the Term Sheet including the Exhibits thereto.

           3.12 No persons other than the undersigned will have a direct or indirect interest in the Common Shares subscribed for hereby.

           3.13 The undersigned consents to the placement of a legend on any certificate(s) or other document evidencing the Common Shares (if separately certified) stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sales thereof. The undersigned is aware that the Company will make a notation in its appropriate records with respect to the restriction on the transferability of such securities.

           3.14 The undersigned understands that the Company will review this Subscription Agreement and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the undersigned; and it is further agreed that the Company reserves the unrestricted right to reject or limit in whole or in part any subscription and to close the offer at any time.

           3.15 To the extent thepurchaser of the Common Shares is represented by an investment advisor, the investment advisor makes the following additional representations:

               (i) it has full power and authority to execute and deliver this Subscription Agreement on behalf of each of the purchasers for whom it is executing this Subscription Agreement ("Represented Purchaser") such Represented Purchaser's investments in the Common Shares are not prohibited are not prohibited by applicable laws and such investment advisor's acting on behalf of such Represented Purchasers with respect to such investments is also not prohibited by applicable laws. Upon investment advisor's execution and delivery of this Subscription Agreement on behalf of a Represented Purchaser, and upon execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will constitute the valid, binding and enforceable obligation of such Represented Purchaser.

               (ii)it is an investment advisor registered as such under the Investment Advisors Act of 1940. It is acting as investment advisor to each of the Represented Purchaser's funds be utilized to acquire the Common Shares.

               (iii)it has knowledge and experience in finacial and business matters in general and in similar investments in particular so as to be capable of evaluating the merits and risk of an investment in the Common Shares. Attached to the signature page of this Subscription Agreement is the written evidence of discretionary authority of the investment advisor with respect to each of the represented purchasers.

4.   State Law Legends

           4.1 Colorado Residents. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Colorado Securities Act (the "Colorado Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Colorado Act or pursuant to an effective registration thereunder.

           4.2 Connecticut Residents. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Connecticut Uniform Securities Act (the "Connecticut Act"), and are subject to restrictions on the transferability and sale of securities as set forth herein. The undersigned hereby agrees that such securities will not be transferred or sold without registration under the Connecticut Act or exemption therefrom.

           4.3 Florida Residents. As described in the introductory pages of the Term Sheet, Florida investors have, under certain circumstances, a right of recision pursuant to Section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act.

           4.4 Kansas The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Kansas Securities Act (the "Kansas Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Kansas Act or pursuant to an effective registration thereunder.

           4.5 Minnesota. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Minnesota Blue Sky Law (the "Minnesota Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Minnesota Act or pursuant to an effective registration thereunder.

           4.6 New Jersey Residents. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been approved or disapproved by the Bureau of Securities of the State of New Jersey nor has the Bureau passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

           4.7 New York Residents. Each New York purchaser of the Common Shares understands that this offering of Common Shares of the Company has not been reviewed by the attorney general of the State of New York. The undersigned understands that nay offering literature used in connection with this offering has not been prefiled with the attorney general and has not been reviewed by the attorney general prior to its use. The attorney general of the state of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. The Common Shares are being purchased for the undersigned's own account for investment, and not for distribution or resale to others. The undersigned agrees that he will not sell or otherwise transfer the Common Shares or the component securities unless they are registered under the federal Securities Act of 1933 or unless and exemption from such are registration is available. The undersigned represents that he has adequate means of providing for this current needs and possible personal contingencies, and that he has no need for liquidity of this investment.

           4.8 Ohio. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Ohio Securities Act (the "Ohio Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Ohio Act or pursuant to an effective registration thereunder.

           4.9 Oregon. The undersigned acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock have not been registered under the Oregon Securities Act (the "Oregon Act"), and therefore cannot be sold or transferred by the investor except in a transaction which is exempt under the Oregon Act or pursuant to an effective registration thereunder.

           4.10 Texas Residents. The undersigned hereby acknowledges that the Common Shares, the Dividend Stock and the Conversion Stock cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because such securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

5.   Terms of Subscription and Closing

           5.1 The subscription  will begin as of the date of the Term Sheet and
will  terminate  upon  completion   (the   "Termination   Date").   The  minimum
subscription per subscriber shall be 10,000 shares at $2.50 per share.

           5.2 The Company reserves the right in its discretion, to (i) offer and sell up to as many Common Shares as required to fund the companies strength. The Company is not required to notify any Common Share subscriber or purchaser of the offer and sale of any additional Common Shares.

           5.3 Upon receipt and acceptance by the Company of subscription documents and payment (collected funds or surrendered Notes) for Common Shares, the Company shall, with reasonable dispatch, issue and mail the Common Shares so purchased to investors (the "Closing"). Since there is no minimum offering, upon receipt of payment (clearance of funds) and executed Subscription Agreement in form and substance satisfactory to the Company, the company will issue Common Shares as collected funds or surrendered Notes are received.

           5.4 Subscriptions will not be deemed accepted by the Company until the latest to occur of (I) receipt from an investor of a duly executed and completed Subscription Agreement; (ii) satisfaction, in the Company's sole discretion that the subscriber is an accredited investor; and (iii) collected funds or surrendered Notes with respect to such subscription. Subscriptions may not be withdrawn by a subscriber after delivery of the executed Subscription Agreement. The Company may, in its sole discretion, accept or reject the subscription of any person in whole or in part.

     6. The foregoing representations are true and accurate as of the date hereof, shall be true and accurate as of the date of the execution of this Subscription Agreement, and shall survive such date. If, in any respect, such representations shall not be true and accurate prior to or upon the execution of this Subscription Agreement, the undersigned shall give written notice of such fact to the Company, specifying which representations are not true and accurate and the reasons therefor, with a copy to his purchaser representative(s), if any.

     7. This subscription is not transferable or assignable by the undersigned.

     8. This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

     9. This Subscription Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts without giving effect to conflict of laws principles.

                          NATIONAL BOSTON MEDICAL, INC.
                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE

     The undersigned hereby subscribes for the number of Common Shares set forth below as described in the Confidential Private Placement term Sheet, dated March 17, 1997 issued by National Boston Medical, Inc., a corporation organized under the laws of Delaware. The entire Subscription Agreement, of which this is the signature page, is provided as additional documentation to the Term Sheet.

1.   Dated: ______________

2.   Number of Common Shares:

3.   Subscription Price ($1.25 per share)
                                         -----------------------------------


Signature of Subscriber (and           Taxpayer Identification or
title, if applicable)                   Social Security Number



Signature of Joint Purchaser           Taxpayer Identification or
(if any)                               Social Security Number


Name and Residence Address             Mailing Address, if Different
(Not Post Office Address)              From Residence Address:


Name (please print)                    Name (please print)


Number and Street                      Number and Street


City       State     Zip Code          City       State     Zip Code

Subscription for           Common Shares accepted as of

                          NATIONAL BOSTON MEDICAL, INC.

                          By:
                              ---------------------------

Face Value $_____________ U.S.

NATIONAL BOSTON MEDICAL INC.

Know all men that National Boston Medical Inc., a Delaware Corporation having it's principal place of business at 43 Taunton Green, Taunton, Massachusetts is held and firmly bound unto:

Name:

Address:


to the payment of which sum National Boston Medical, Inc. binds itself, their successors, and assigns, firmly by these presents.

           Signed, sealed and dated this       day of               1998.

           Now therefore, the condition of the foregoing obligation is that:

1.   The term is for three years.

2. The interest is at 12% (twelve percent) payable semi-annually on the amount outstanding during said term.

3.   Interest payments are payable either:

     a)   in cash (U.S.)
     b) in stock (value to be set by National Boston Medical Inc. Board of Directors or if stock becomes publicly traded that price will take precedence.
     c) option to accept interest payments in cash or stock belongs to the bond holder.

4. Warrant: National Boston Medical Inc. as principal obligor warrants to the bondholder that it will exchange said $12,500.00 Bond (Indenture), at any time during said three (3) year term or (3) years from the date of surrender, upon presentations to National Boston Medical Inc. at it's principal place of business, for common stock of the corporation, National Boston Medical, Inc.

     Exercise of this warrant and presentation shall cause 10,000 common shares (at $2.50 per share) of the National Boston Medical, Inc. to be issued to the bondholder, in exchange for said bond, and cause such issuance to be recorded on the books and records of the corporation

5. National Boston Medical, Inc. agrees, as part of the conditions, for the issuance of said bond, that: a) it will create a sinking fund called the "Bond Retirement Fund" b) said "Bond Retirement Fund" shall be funded by National Boston Medical, Inc.

     reserving 5% (five percent) of it's gross sales from it's general business account and placing said 5% into a separate National Boston Medical, Inc. "Bond Retirement Fund bank account' for the three year period following the issuance of said bonds.

     a) National Boston Medical, Inc. shall have the sole right to retire said bond within 30 (thirty) days of issue upon payment of $12,750.00 (twelve thousand seven hundred and fifty) to the bondholder.

     b) National Boston Medical, Inc. shall have the sole right to retire said bond at anytime after 30 days for the sum of $12,625.00 (twelve thousand six hundred and twenty five) of said bond.

     c) Notice by the National Boston Medical, Inc. to the shareholder, at the last recorded address, on the books and records of the corporation, by certified mail, postmarked within the time frame, shall be deemed sufficient notice to trigger the repurchase of the bonds under items 5c and 5d by National Boston Medical, Inc.

     d)   Upon   retirement,   or  for  the   retirement   and  payment  of  the
          aforementioned bonds, National Boston Medical, Inc. may terminate it's "Bond Retirement Fund account".

6. In the event the Company needs to raise additional capital, beyond its initial offering, all Bond holders will be given right of the first refusal to purchase additional stock or bonds.

Witness the seal of the National Boston Medical, Inc. corporation this ____ day of________, 19__


                              National Boston Medical, Inc.

                             by:
                             -------------------------------
                                       President

Corporate Seal

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE

     The undersigned hereby subscribes for the purchase of Corporate Bonds in the increments of $_______________ set forth below as described in the Confidential Private Placement Bond, dated ________________, 1998 issued by National Boston Medical, Inc., a corporation organized under the laws of Delaware. The entire Subscription Agreement, of which this is the signature page, is provided as additional documentation to the Bond (Indenture).

1.   Dated: __________, 1998

2.   Number of Bonds Purchased:

3.   Subscription Price     ($12,500 per unit)
     -----------------------------------------------------


Signature of Subscriber (and               Taxpayer Identification or
title, if applicable)                      Social Security Number

-------------------------------            --------------------------------
Signature of Joint Purchaser               Taxpayer Identification or
(if any)                                   Social Security Number

Name and Residence Address                 Mailing Address, if Different
(Not Post Office Address)                  from Residence Address:

 ________________________                  ________________________
Name (please print)                        Name (please print)

                                           ________________________
Number and Street                          Number and Street


 ________________________                   ________________________________
City        State   Zip Code               City          State       Zip Code

Subscription for       Bonds accepted as of _____________ , 1998

                          NATIONAL BOSTON MEDICAL, INC.

                          By:
                            -----------------------------

                                    AFFIDAVIT
                        STATUS OF LOST STOCK CERTIFICATE

I, _______________,  of _________________,  under the pains and perjury herewith declare:

1. That after making an investment in National Boston Medical, Inc., I received shares of common stock to evidence such investment.

     a) amount of investment                  $___________
     b) amount of shares issued                ___________
     c) stock certificate number               ___________

2.   That I did receive the shares per the terms of the investment agreement.

3. I am herewith certifying that I have received said shares of common stock, that I have not pledged such stock, nor have I given, sold or assigned such stock.

4. That I have lost the stock certificate that I did receive from National Boston Medical, Inc.

5. That should I locate my stock certificate aforementioned, I will so inform National Boston Medical, Inc. and return this stock certificate to National Boston Medical, Inc. registered mail even though such shares of stock may carry my name upon them.

6. That I have agreed to such an exchange of bonds for common stock that remain missing and hereby relinquish any rights I have or may have in the aforementioned common stock certificate amount.

Sworn to this _____ day if ____________, 1998 under the pains and penalties of perjury.





Witness:

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN WHOLE OR PART IN THE ABSENCE COUNSEL REASONABLE SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE REASONABLE SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT EXISTS WITH RESPECT TO THE PROPOSED SALE, TRANSFER, PLEDGE, HYPOTHECATION OF OTHER DISPOSITION.

                          NATIONAL BOSTON MEDICAL, INC.
                          COMMON STOCK PURCHASE WARRANT
                             CERTIFICATE TO PURCHASE
                             SHARES OF COMMON STOCK


                   VOID AFTER 5:OO P.M. NEW YORK LOCAL TIME ON
                          3 YEARS FROM DATE OF ISSUANCE

This Warrant Certificate certifies that , or registered assigns, is the registered Holder ("Holder") of ____________ Common Stock Purchase Warrants ("Warrants") to purchase shares of common stock $.01 par value per share ("Common Stock"), of National Boston Medical, Inc., a Delaware corporation (the "Company"). Each Warrant enables the Holder to purchase form the Company at any time until 5:00 p.m. New York, New York local time on [3 years from date issuance] one fully paid and non-assessable share of Common Stock (individually, a "Share" and collectively the "Shares") upon presentation and surrender of this Warrant Certificate and upon payment of the purchase price of $1.25 per share (the "Exercise Price"); provided, however, that if the current market price per Share of Common Stock exceeds $3.00 for sixty (60) consecutive trading days during which the Shares underlying the Warrants to be redeemed were the subject of an effective and current registration statement under the Securities Act of 1933, as amended (the "Act"), then the Company may, in its sole option, redeem some or all of the Warrants at a redemption price of $.05 for Shares underlying the Warrants to be redeemed. For purposes of computing the exercise price the term "current marked price per share of Common Stock" shall mean the "Market Price" as defined in Section 11(a) hereof. Payment shall be made in lawful money of the United States of America by certified check payable to the Company. Such payment shall be made at the principal office of the Company at 43 Taunton Green, Suite 3, Taunton, MA 02780. As hereinafter provided, the Exercise Price and number of Shares purchasable upon the exercise of the Warrants are subject to modification or adjustment upon the happening of certain events.

The Warrants represented by this Warrant Certificate are issuable upon the conversion of the Convertible Securities in a private placement as described in a certain Confidential Private Placement Term Sheet dated December 10, 1997 (the "Private Placement") for a six (6) year period, commencing on the date of issuance.

     1. Upon surrender to the Company, this Warrant Certificate may be exchanged for Another Warrant Certificate or Warrant Certificates evidencing a like aggregate number of Warrants. If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates evidencing the number of Warrants not exercised.

     2. No Holder shall be deemed to be the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Holder any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any reorganization, issuance of stock, reclassification or conversion of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meeting or to receive dividends or subscription rights or otherwise until a Warrant shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become issuable.

     3. Each Holder consents and agrees with the Company and any other Holder that:

     (a) this Warrant Certificate is exercisable by the Holder in person or by attorney duly authorized in writing at the principal office of the Company in whole or in part;

     (b) anything herein to the contrary notwithstanding, in no event shall the Company be obligated to issue Warrant Certificates evidencing other than a whole number of Warrants or issue Certificates evidencing other than a whole number of Shares upon the exercise of this Warrant Certificate; provided, however, that the Company shall pay with respect to any such fraction of a share an amount of cash based upon the current market value (or book value, if there shall be no public market value for shares purchasable upon exercise hereof); and

     (c) the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute true and lawful owner hereof for all purposes whatsoever.

     4. The Company shall maintain books for the transfer and registration of Warrants. Upon the transfer of any Warrants, the Company shall issue and register the Warrants in the names of the new Holders. The Warrants shall be signed manually by the Chairman, Chief Executive Officer, President or any Vice President and the Secretary (or Assistant Secretary) of the Company. Subject to Paragraph 10, the Company shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the company for such purpose upon transfer. Upon any transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrants shall be canceled by the company. Warrants may be exchanged at the option of the Holder, when surrendered at the office of the Company, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares. Subject to the terms of this Warrant Certificate, upon such surrender and payment written order of the Holder of such Warrants and in such name or names as such Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the Holder of record of such Shares as of the date of the surrender of such Warrants and payment of the Exercise Price; provided, however, that if, at the date of surrender and payment, te transfer books of the Shares shall be closed, the certificates for the Shares shall be issuable as of the date on which such books shall be opened and until such date the Company shall be under no duty to deliver any certificate for such Shares; provided, further, however, that such transfer books, unless otherwise required by law or by applicable rule of any national securities exchange, shall not be closed at any one time for a period longer than 20 days. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders, either in whole or from time to time in part (but in no event with respect to less than 100 Shares).

     5. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Shares issuable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for Shares in a name other than that of the Holder in respect of which such Shares are issued, and in such case the Company shall not be required to issue or deliver any certificate for Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     6. In case the Warrant Certificate shall be mutilated, lost stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also satisfactory to it.

     7. There have been reserved, and the company shall at all times keep reserved, out of the authorized and unissued Common Stock, a number of Shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant Certificate. The Company agrees that all Shares issuable upon exercise of the warrants shall be, at the time of delivery of the certificates for such Shares, validly issued and outstanding, fully paid and nonassessable.

     8. Subject and pursuant to the provisions of this paragraph, the purchase price and number of Shares subject to this Warrant Certificate shall be adjusted from time to time as set forth hereinafter:

     (a) In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in common Stock, then the Exercise Price shall be proportionately decreased as of the close of business on the date of record of said dividend.

     (b) If the Company shall at any time subdivide its outstanding Common Stock by recapitalization, reclassification or split-up there-of, the Exercise Price immediately prior to such subdivision shall be proportionately decreased, and , if the company shall at any time combine the outstanding Common Stock by recapitalization, reclassification or combination thereof, the Exercise Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Exercise Price shall become effective at the close of the business on the record date for such subdivision or combination.

     (c) In case the Company after the date hereof shall distribute to all of the Holders of outstanding share of Common Stock any securities or other assets (other than a cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the State of Florida), the Board of Directors shall be required to make such equitable adjustment in the Exercise Price, as in effect immediately prior to the record date for such distribution, as may be necessary to preserve for the Holder rights substantially proportionate to those enjoyed hereunder by the Holder immediately prior to the happening of such distribution. Any such adjustment to the Exercise Price shall become effective at the close of business on the record date for such distribution.

     (d) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the company with another corporation, of the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that Holders of common stock shall be entitled to receive stock, securities, cash, or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, as the case may be, shall execute a supplemental Warrant Certificate providing that each Holder shall have the right thereafter and until the expiration date to exercise a Warrant for the kind and amount of stock securities, cash or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a Holder of the number of shares of Common Stock for the purchase of which such Warrant might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to further adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 8.

     (e) If at any time after the date of issuance hereof the Company shall grant or issue any shares of Common Stock, or grant or issue any rights or options for the purchase of, or stock or other securities convertible into, Common Stock (such convertible stock or securities being herein collectively referred to as "Convertible Securities" other than:

          (i) shares issued in a transaction described in subparagraph (f) of this paragraph 8; or

          (ii) shares issued, subdivided or combined in transactions described in subparagraphs (a) or (b) of this Paragraph 8;

for a consideration per share which is less than the then current market price per share of Common Stock. Then the Exercise Price in effect immediately prior to such issuance or sale (the "Applicable Exercise Price") shall, and thereafter upon each issuance or sale, the Applicable Exercise Price shall, simultaneously with such issuance or sale, be adjusted, so that such

Applicable Exercise Price shall equal a price determined by multiplying the Applicable Exercise Price by a fraction, the numerator of which shall be:

     (A) the sum of (x) the total number of shares of Common Stock outstanding immediately prior to such issuance plus (y) the number of shares of Common Stock which the aggregate consideration received, as determined in accordance with subparagraph (g) below for the issuance or sale of such additional Common Stock or Convertible Securities deemed to be an issuance of Common Stock as provided in subparagraph (h) below, would purchase (including and consideration received by the Company upon the issuance of any shares of Common Stock or Convertible Securities since the date the Applicable Exercise Price became effective not previously included in any computation resulting in an adjustment pursuant to this subparagraph (e)) at the then current market price per share of Common Stock; and the denominator of which shall be

     (B) the total number of shares of Common Stock outstanding (or deemed to be outstanding as provided in subparagraph (g)) immediately after the issuance or sale of such additional shares.

     For purposes of this Paragraph 8 the current market "current market price per share' of Common Stock at any date shall be deemed to be the average daily closing prices for thirty (30) consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange, on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange the average of the highest reported bid and lowest reported ask prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors of the Company. The current market price per share of common stock shall be reduce appropriately to take into account the restricted nature of any securities issued by the Company and the issuance or sale of larger blocks of its securities.

     If, however, the Applicable Exercise Price thus obtained would result in the issuance of a lesser number of shares upon conversion than would be issued at the initial Exercise Price specified in the first paragraph hereof, the Applicable Exercise Price shall be such initial Exercise Price.

     (f) Anything in this Paragraph 8 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made in connection with:

          (i) the grant, issuance of exercise of any Convertible Securities pursuant to the Company's qualified or non-qualified Employee Stock Option Plans or any other bona fide employee benefit plan or incentive arrangement, previously adopted, or as may hereafter be adopted, by the Company's Board of Directors, for the benefit of the Company's employees, consultants or directors, as any such plans or arrangements may hereafter be amended from time to time;

          (ii) the issuance of any shares of Common Stock pursuant to the grant or exercise of Convertible Securities outstanding as of the date hereof;

          (iii) to shareholders of any corporation or other entity the stock or assets of which is acquired by, or which merges into the company (the "Target Company") in proportion to their stock holdings of the Target Company immediately prior to such acquisition or of such merger beneficially own in excess of fifteen (15%) of the issued and outstanding Capital Stock of the Company ("Affiliate") or, if the Target Company is an Affiliate, that the Company has obtained a fairness opinion from a recognized investment banking firm as to the consideration receive by the Company in connection with such acquisition or merger; or

          (iv) in a bona fide public offering pursuant to a firm commitment underwriting.

     (g) For the purpose of subparagraph (a) above, the following provisions shall also be appealed:

          (i) In the case of the issuance or sale of additional shares of Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such shares, before deducting therefrom any commissions, compensations or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of sale of such shares.

          (ii) In the case of the issuance of Convertible Securities, the consideration received by the Company therefore shall be deemed to be the amount of cash, if any, received by the Company for the issuance of such rights or Convertible Securities, plus the minimum amounts of cash and fair value of other consideration, if any, payable to the Company upon the exercise of such rights or options or payable to the Company on conversion of such Convertible Securities.

          (iii) In the case of the issuance of Common Stock or Convertible Securities for a consideration in whole or in part, other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if such consideration consists of the cancellation of debt issued by the Company, the consideration shall be deemed to be the amount the Company received upon issuance of such debt (gross proceeds) plus accrued interest and, in the case of original issue discount or zero coupon indebtedness, accredited value to the date of such cancellation, but not including any premium or discount at which the debt may then be trading or which might otherwise be appropriate for such class of debt.

          (iv) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations (other than Convertible Securities), the amount of the consideration received by the Company, for such obligations ro shares or converted or exchanged, before deducting form such consideration so received by the company any expenses or commissions or compensations incurred or paid by the company for any underwriting of, or otherwise in connection with, the issuance or sale of such obligations or shares, plus any consideration received by the Company in adjustment of interest and dividends. If obligations or shares of the same class or series of a class as the obligations or shares so converted or exchanged shall be deemed to be the average amount of each of the consideration received by the Company upon the original issuance of all such obligations or shares. The amount of consideration received by the Company upon the original issuance of the obligations or shares so converted or exchanged and the amount of the consideration, if any, other than such obligations or shares received by the Company upon such conversion or exchange shall be determined in the same manner as provided in subparagraphs (i) through (iii) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock or Convertible Securities.

     (h) For the purposes of the adjustments provided for in subparagraph (e) above, if at any time, the Company shall issue any Convertible Securities the Company shall be deemed to have issued at the same time of the issuance of such Convertible Securities the maximum number of shares of Common Stock issuable upon conversion of the total amount of such Convertible Securities.

     (i)  On the  expiration,  cancellation  or  redemption  of any  Convertible
Securities, the Exercise Price then in effect hereunder shall forthwith be readjusted to such Exercise Price as would have been obtained (a) had the adjustments made upon the issuance or sale or such expired, canceled or redeemed Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock, therefore actually delivered upon the exercise or conversion of such Convertible Securities ( and the total consideration received therefore) and (b) had all subsequent adjustments been made only on the basis of the Exercise Price as readjusted under this subparagraph (i) for all transactions (with would have affected such adjusted Exercise Price) made after the issuance or sale of such Convertible Securities.

     (j) Anything in this Paragraph 8 to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 5% in such Exercise Price; provided, however, that any adjustment which by reason of this subparagraph (j) are not required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this Paragraph shall be made to the nearest cent or to the nearest tenth of a share, as the case may be.

     (k) Upon any adjustments of any Exercise Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (l) Upon any adjustment of the Exercise Price pursuant to any provisions contained in this Paragraph 8, the number of Shares issuable upon exercise of this Warrant shall be changed to the number of Shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all Shares issuable upon exercise of the Warrant immediately prior to such adjustment by (ii) the Exercise Price per Share in effect immediately after such adjustment.

     9. In case at any time:

          (i) The Company shall pay any dividend payable in stock upon the Common Stock or make any distribution (other than regular cash dividends) to the Holders of the Common Stock;

               (ii) The Company shall offer for subscription pro-rata to the Holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) There shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, in any or more of such cases, the Company shall give written notice to the holder of the date on which (x) the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights, or (v) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the Holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such notice shall be given at least 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereof. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any of the matters set forth in this Paragraph.

     10.(a) The Holder of this Warrant Certificate, each transferee hereof and any Holder and transferees of any Shares, by his or its acceptance thereof, agrees that (a) no public distribution of Warrants or Shares will be made in violation of the Securities Act of 1933 as amended (the "Act"), and (b) during such period as the delivery of a prospectus with respect to Warrants or Shares may be required by the Act, no public distribution of Warrants or Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The Holder of this Warrant Certificate and each transferee hereof further agrees that if any distribution of any of the Warrants or Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of the Warrants that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant certificate.

     (b) This Warrant or the Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

          (1) To a person who in the opinion of counsel for the Holder, reasonably acceptable to the Company, is a person to whom this Warrant or Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (1) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; provided that the foregoing shall not only apply to any such Warrant, Shares or other security as to which such Holder shall have received an opinion letter form counsel to the Company as to the exemption thereof from the registration under the Act pursuant to Rule 144(k) under the Act; or

          (2) To any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

     (c) Each certificate for Shares issued upon exercise of this Warrant shall bear a legend relating to the non-registered status of such Shares under the Act, unless at the time of exercise of this Warrant such Shares are subject to a currently effective registration statement under the Act.

     11.(a) The Warrants are redeemable by the Company, at its sole option, in whole or in part from time to time, at a redemption price equal to $.05 per Share underlying the Warrant to be redeemed at any time commencing from the date
o issuance, upon not less than thirty (30) days' prior written notice, if the current marker price per Share of Common Stock exceeds $3.00 for any sixty (60) consecutive trading day period during which the Shares underlying the Warrants to be redeemed were the subject of an effective and current registration statement under the Act. The sixty (60) consecutive trading day period ending on the third business day prior to the date the notice of redemption is given is hereinafter referred to as the "Measurement Period". Notwithstanding the foregoing, the Company shall not be entitled to redeem any of the Warrants represented by this Certificate, unless the issuance of the Shares into which the Warrants are exercisable has been registered under the Act at all times during the applicable Measurement Period and shall continue to be so registered at all times between the date on which the notice of redemption is given and the "Redemption Date" (as hereinafter defined). For purposes hereof, "Market Price" shall mean the average of the daily closing prices for five (5) consecutive business days prior to such dividend payment date. The closing price for each day shall be the last sale price regular way, or, in case no such report of sale takes place on such day, the average of the last reported bid and asked prices regular way in either case on a principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to listing on such exchange, the average of the highest reported bid and lowest reported ask price as reported by NASDAQ, or similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

     (b) In the event the Company shall elect to redeem all or any port of the Warrants, the Company shall fix a date for redemption (the "Redemption Date"). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days from the date fixed for redemption to the registered Holder of this Warrant Certificate at its last address as it shall appear on the Company's Warrant Certificate registry books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. Any right to exercise a Warrant being redeemed shall terminate at 5:00 PM (New York time) on the business day immediately preceding the Redemption Date.

     (c) From and after the date specified for redemption, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender of this Certificate to the Company by or on behalf of the Holder thereof, deliver or cause to be delivered to or upon the written order of the Holder a sum in cash equal to the redemption price of each Warrant being redeemed. Form and after the date fixed for redemption and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder with respect thereto, except the right to receive payment of the redemption price, shall cease,

     (d) If less than all of the Common Stock purchase warrants sold in the Private Placement are called for redemption by the Company, the particular Common Stock purchase Warrants to be redeemed shall be selected at random by the Company in such manner as the Company in its discretion may deem fair and appropriate. If there shall be drawn for redemption less than all of the Warrants represented by this Warrant Certificate, the Company shall execute and deliver, upon surrender of this Warrant Certificate, without charge to the Holder, a new Warrant Certificate representing the unredeemed balance of the Warrants represented by this Warrant Certificate.

     12. In connection with the Private Placement, the Company has obligated itself to use its best efforts to (i) prepare and file under the Act a registration statement relating to the Shares (the term "registration statement" as used herein being deemed to include any form which may be used to register a distribution of Convertible Securities to the public for cash); (ii) prepare and file with the appropriate state blue sky authorities the necessary documents to register or qualify the Shares, provided that the Company shall only be required to register or qualify the Shares in the states where the Convertible Securities have been registere3d or qualified; and (iii) use its best efforts to cause such registration statement to become effective and to keep such registration statement state blue sky filings current and effective for six (6) years; provided however, the Company will have no such obligation to keep effective a registration statement with regard to the Shares which is then outstanding if it agrees to purchase the Shares at the then current market price of the Shares.

     All expenses in connection with preparing and filing any registration statement (and any registration or qualification under the blue sky laws of the states in which the offering will be made under such registration statement) shall be borne in full by the Company except that the underwriting commissions and expenses attributable to the Shares so registered and the fees and disbursements of counsel, if any to the holders of the Shares shall be borne by such holders. The Company may include other securities in any such registration statement.

     As a precaution to such registration and qualification each holder of the Shares will provide the Company with sufficient information to permit and qualification and will indemnify the Company, and each person who controls the Company within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages, expenses and liabilities caused by any untrue statement of a material fact contained in any registration statement or contained in a prospectus furnished under the Act or cause by any omission to state of a material fact therein necessary to make the statement therein not misleading, insofar as such losses, claims, damages, expenses and liabilities are caused by such untrue statement or omission based upon information furnished in writing to the Company by any such holder expressly for use in any registration statement or prospectus. In addition, each holder will execute and deliver all such documents and undertakings as the Company may deem necessary or desirable for purposes of compliance with applicable federal and state securities laws. The Company's obligations as set forth above with respect to each holder are contingent on such holder's satisfaction of his or its obligations set forth above.

     13.(a) This Warrant shall be governed by and construed in accordance with the substantive laws of the State of Massachusetts, without giving effect to conflict of laws principles.

     (b) This Warrant Certificate constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous Agreements and understandings, inducements or conditions whether express or implied, oral or written. Neither this Warrant Certificate nor any portion or provision hereof may be changed, waived or amended orally or any manner other than by an agreement in writing signed by the Holder and the Company.

     (c) Except as otherwise provided in this warrant Certificate, all notices, requests, demands and other communications required or permitted under this Warrant Certificate or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

      Company:             National Boston Medical, Inc.
                           43 Taunton Green, Suite 3
                           Taunton, MA 02780
                           Attention:   Daniel J. Hong, President

      Holder:              At the address shown for the
                           Holder in the registration
                           book maintained by the Company.

     (d) If any provision of this Warrant Certificate is prohibited by or is unlawful or unenforceable under any applicable law or any jurisdiction, such provision shall, as to such jurisdiction be in effect to the extent of such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and provided, further that where the provisions of any such applicable law may be waived, that they hereby are waived by the Company and the Holder to the full extent permitted by law and to the and that this Warrant instrument shall be deemed to be a valid and binding agreement in accordance with its terms.

     IN WITNESS WHEREOF, has caused this Warrant Certificate to be signed by its duly authorized officers as of the Day of , .

                          NATIONAL BOSTON MEDICAL, INC.



                         By:
                         Name:
                         Title:    President/CEO